                                 PROMISSORY NOTE

$17,500,000.00                                                  December 9, 2003

1. Promise To Pay.

         FOR VALUE RECEIVED, CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Borrower") promises to pay to the order of FLEET NATIONAL BANK, a national banking association, having an address at 100 Federal Street, Boston, Massachusetts 02110 (hereinafter, a "Lender"), the principal sum of SEVENTEEN MILLION AND FIVE HUNDRED THOUSAND DOLLARS ($17,500,000.00), with interest thereon, or on the amount thereof from time to time outstanding, to be computed, as hereinafter provided, on each advance from the date hereof until such principal sum shall be fully paid. Interest and principal shall be payable as set forth below. The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable within five (5) Business Days after DEMAND by the Lender, which demand made be made at any time in the sole and absolute discretion of the Lender. "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in Boston, Massachusetts, are authorized or required to close under the laws of the Commonwealth of Massachusetts.

2. Interest Rate/Payments.

         2.1. Principal amounts outstanding under this Note shall bear interest at the floating rate equal to the aggregate of the Prime Rate plus one quarter percent (.25%) per annum. The term "Prime Rate" means the greater of (i) a variable per annum rate of interest so designated from time to time by Fleet National Bank (or any successor thereto), as its prime rate, or (ii) the Federal Funds Rate plus 0.50% per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         2.2. All interest shall be: (a) payable in arrears commencing January 1, 2004 and on the same day of each month thereafter until the principal together with all interest and other charges payable with respect to the Note shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the rate payable under this Note.

         2.3. This Note or any portion thereof may be prepaid in full or in part at any time. Amounts paid or prepaid may not be reborrowed.

         2.4. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments: (a) by direct charge to an account of Borrower maintained with the Lender, or, if not paid under this subsection
(a), (b) by wire transfer to Lender or (c) to such other bank or address as the holder of the Note may designate in a written notice to Borrower. Payments shall be credited on the business day on which immediately available funds are received prior to 1:00 p.m. (Eastern time); payments received after 1:00 p.m. (Eastern time) shall be credited to the Note on the next business day. Payments which are by check, which Lender may at its option accept or reject, or which are not in the form of immediately available funds shall not be credited to the Note until such funds become immediately available to Lender, and, with respect to payments by check, such credit shall be provisional until the item is finally paid by the payor bank.

         2.5. Lender may submit monthly billings reflecting payments due; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Lender to submit a billing nor any error in any such billing shall excuse Borrower from the obligation to make full payment of all Borrower's payment obligations when due.

         2.6. Lender shall have the option of imposing, and Borrower shall pay upon billing therefor, an interest rate which is four percent (4.0%) per annum above the rate then in effect with respect to the Note ("Default Rate") following the fifth (5th) Business Day after any demand for payment in full by the Lender.

         2.7. Borrower shall pay a late charge (herein, the "Late Charge") equal to five percent (5%) of the amount of any interest, which is not paid within ten
(10) days of the due date thereof. Late charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Lender for administrative and processing costs incident to late payments, (c) are not interest, and (d) not subject to refund or rebate or credited against any other amount due.

         2.8. All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after demand, payments will be applied to the obligations of Borrower to the Lender as Lender determines in its sole discretion.

         2.9. Upon the execution hereof, the Borrower shall pay to the Lender a closing fee of $100,000.00.

3. Acceleration.

         Upon demand by the Lender, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and notwithstanding any prior waiver of any breach or default, or other indulgence. Upon such demand, Lender shall have, in addition to any rights and remedies contained herein, any and all rights and remedies set forth under applicable law. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the "LENDER'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any of the Lender's Rights and Remedies or of any default or remedies under any other agreement with the Borrower, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the liabilities under this Note, shall operate as a waiver of any other of the Lender's Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Lender's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Lender and the Borrower and/or between the Lender and any such other person at any time shall preclude any other exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lender's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender's Rights and Remedies, and all of the Lender's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the Borrower or any guarantor, endorser, or other person liable under or on account of this Note shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

4. Certain Waivers, Consents and Agreements.

         Each and every party liable hereon, or for the indebtedness evidenced hereby, whether as maker, endorser, guarantor, surety or otherwise hereby: (a) waives presentment, demand, protest, suretyship defenses and defenses in the nature thereof; (b) waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the Lender or the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with this Note, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any security or collateral given to secure this Note or the indebtedness evidenced hereby, shall be found to be unenforceable in full or to any extent, or if Lender or any other party shall fail to duly perfect or protect such collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all costs and expenses actually incurred by Lender or any other holder of this Note in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys' fees and costs, for the implementation of the Note, the collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Note, and all other instruments now or hereafter executed evidencing or governing all or any portion of the security or collateral for this Note.

5. Delay Not A Bar.

         No delay or omission on the part of the Lender or the holder in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith, or any agreement or instrument which is given or may be given to secure the indebtedness evidenced hereby, or any other agreement now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other right on any future occasion.

6. Partial Invalidity.

         The invalidity or unenforceability of any provision hereof, or of any other instrument, guaranty, agreement or document now or hereafter executed in connection with this Note made pursuant hereto and thereto shall not impair or vitiate any other provision of any of such instruments, agreements and documents, all of which provisions shall be enforceable to the fullest extent now or hereafter permitted by law.

7. Compliance With Usury Laws.

         All agreements among Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law", shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements among Borrower and Lender in connection with this Note.

8. Use of Proceeds.

         All proceeds of this Note shall be used solely for (i) payoff by the Borrower (or a subsidiary or affiliate of the Borrower) of that certain loan (the "GECC Loan"), in the original principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000), made as of June 27, 2002, by General Electric Capital Corporation ("GECC") to Delaware 1851 Associates, LP ("1851"), as evidenced by that certain Promissory Note, dated as of June 27, 2002, in the amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000), made by 1851 to GECC and that certain Loan Agreement, dated as of June 27, 2002, between 1851 and GECC, and (ii) satisfaction by the Borrower (or a subsidiary or affiliate of the Borrower) of that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2002, made by 1851 to GECC, securing the obligations under the GECC Loan and encumbering the property commonly known as the Columbus Crossing Shopping Center, Philadelphia, Pennsylvania and having a street address of 1851 South Christopher Columbus Boulevard, Philadelphia, Pennsylvania (the "Property"). No portion of the proceeds of the loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

9. Security.

         In the event this Note shall not be repaid in full within thirty (30) days from the date of execution, upon the request of the Lender, the Borrower agrees that it shall execute and deliver to the Lender a pledge and security with respect to the Borrower's (or any subsidiary's or affiliate's of the Borrower) entire ownership interest in the entity owning the Property, and take such other action and execute such further documents as the Lender may request to vest, perfect and confirm such pledge.

10. Notices. Any notice or other communication in connection with this Note, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a FAX Number is designated below addressed:

If to Borrower:


                Cedar Shopping Centers Partnership, L.P.
                44 South Bayles Avenue
                Port Washington, New York 11050
                Attention: Leo S. Ullman
                FAX Number: (516) 767-6497

with a copy to:


                Cedar Shopping Centers Partnership, L.P.
                44 South Bayles Avenue
                Port Washington, New York 11050
                Attention: Stuart H. Widowski, Esquire
                FAX Number: (516) 767-6497

with copies by regular mail or such hand delivery or facsimile transmission to:


                Stroock & Stroock & Lavan LLP
                180 Maiden Lane
                New York, NY 10038-4982
                Attention: Mark A. Levy, Esquire
                Fax Number: (212) 806-6006

If to Lender:

                Fleet National Bank
                100 Federal Street
                Boston, Massachusetts 02110
                Attention: James L. Keough
                Mail Stop: MA DE 10008H
                FAX Number: (617) 434-6384

                And

                Attention: Commercial Real Estate Loan
                           Administration Manager,

with copies by regular mail or such hand delivery or facsimile transmission to:

                Riemer & Braunstein LLP
                Three Center Plaza
                Boston, Massachusetts 02108
                Attention: Kevin J. Lyons, Esquire
                FAX Number: (617) 880-3456


Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

         A notice shall be deemed to have been given, delivered and received for the purposes of this Note upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or
(ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

11. Governing Law and Consent to Jurisdiction.

         11.1. Substantial Relationship. It is understood and agreed that this Note was delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by this Note.

         11.2. Place of Delivery. Borrower agrees to furnish to Lender at Lender's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder, if any.

         11.3. Governing Law. This Note and each of the other documents executed in connection therewith, shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law, except insofar as formation of the Borrower under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transaction contemplated by this Note.

         11.4. Consent to Jurisdiction. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED ABOVE. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

12. Waiver of Jury Trial.

         BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THIS NOTE OR ENFORCEMENT OF THIS NOTE, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN EVIDENCED BY THIS NOTE.

13. No Oral Change.

         This Note may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought in accordance with the terms and conditions hereof. In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to amend, terminate, extend or otherwise modify this Note.

14. Rights of the Holder.

         This Note, and the rights and remedies provided for herein, may be enforced by Lender, the holder, or any subsequent holder hereof. Wherever the context permits, each reference to the term "holder" herein shall mean and refer to Lender, the holder, or the then subsequent holder of this Note.

15. Right to Pledge.

         Lender may at any time pledge all or any portion of its rights under this Note to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under this Note.

16.      Assignment.

         Borrower may not assign this Note or its obligations hereunder without the prior written consent of Lender in each instance.

17. Setoff. Subject to the terms of this Section 16, Borrower hereby grants to the Lender, a continuing lien, security interest and right of setoff as security for all of the obligations under this Note, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of FleetBoston Financial Corporation and its successors and assigns, or in transit to any of them. If any payment is not made when due under this Note, after giving regard to applicable grace periods, if any, or if the Lender makes demand for payment in full hereunder, any such deposits, balances or other sums credited by or due from Lender, any affiliate of Lender or FleetBoston Financial Corporation, or from any such affiliate of Lender or FleetBoston Financial Corporation, to Borrower may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Lender against any or all of Borrower's obligations under this Note irrespective of whether demand shall have been made and although such obligations may be unmatured, in such manner as Lender in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, appropriation or application, Lender agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE NOTE, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                  [Remainder of page left intentionally blank]

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.

Witness:                              BORROWER:

                                      CEDAR SHOPPING CENTERS PARTNERSHIP, LP. A
                                      DELAWARE LIMITED PARTNERSHIP

Janet Paturzo                         BY ITS GENERAL PARTNER

                                      CEDAR SHOPPING CENTERS, INC.

                                              By:   /s/  Brenda J. Walker
                                                    ----------------------------
                                              Name:   Brenda J. Walker
                                              Title:    Vice President